PROPERTY, PLANT AND EQUIPMENT, NET	12 Months Ended
Mar. 31, 2025
PROPERTY, PLANT AND EQUIPMENT, NET
PROPERTY, PLANT AND EQUIPMENT, NET

6. PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment, net, consists of the following:

	As of March 31,
	2025	2024
	US$’000	US$’000
Plant and machinery	40,081	38,652
Buildings	52,554	52,696
Motor vehicles	1,045	1,045
Office equipment	363	301
Work-in-progress	-	39
Subtotal	94,043	92,733
Less: accumulated depreciation	(50,851)	(45,748)
Property, plant and equipment, net	43,192	46,985

Depreciation expense was approximately US$5,955,000, US$5,849,000 and US$5,690,000 for the years ended March 31, 2023, 2024 and 2025, respectively.

Accumulated depreciation was translated at the exchange rate at each reporting period end date. Depreciation expense was translated at the average exchange rate during the reporting period. Therefore, depreciation expense will not necessarily agree with changes in the corresponding accumulated depreciation.